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                                                                    EXHIBIT 32.1

                CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jerry S. Rawls, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the amendment to Annual Report of Finisar Corporation (the "Company") on Form 10-K/A for the year ended April 30, 2004 (the "Report") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 10, 2005                /s/ Jerry S. Rawls
                                       -----------------------
                                       Jerry S. Rawls
                                       Chief Executive Officer